Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	4
2. AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00003			See Block 16C	[***]
6. ISSUED BY		CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201				ASPR-BARDA US DEPT OF HEALTH & HUMAN SERVICES BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT 200 INDEPENDENCE AVE, S.W. Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				(x)	9A. AMENDMENT OF SOLICITATION NO.
PARATEK PHARMACEUTICALS INC 1549007 PARATEK PHARMACEUTICALS, INC. 75 PARK PLZ FL 4 BOSTON MA 021163934
9B. DATED (SEE ITEM 11)

				x	10A. MODIFICATION OF CONTRACT/ORDER NO.
75A50120C00001
10B. DATED (SEE ITEM 13)
CODE	1549007	FACILITY CODE		12/18/2019
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                             ☐ is extended.   ☐   is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing
Items 8 and 15, and returning       ___________   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR
OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)			Net Increase:$31,574,667.00
2021.1991073.25106
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE				A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)
X				FAR 52.217-9 Option to Extend the Term of the Contract & FAR 43.103(a) Mutual Agreement of the Parties
E. IMPORTANT:	Contractor☐ is not☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 33-0960223

DUNS Number: 076333934

The purpose of this modification is to exercise Option 2 and modify ARTICLE B.3. OPTIONS, ARTICLE C.1. STATEMENT OF WORK, ARTICLE G.2. CONTRACTING OFFICER’S REPRESENTATIVE (COR), and SECTION J LIST OF ATTACHMENTS accordingly.

Funds Obligated Prior to this Modification: $ 156,634,174

Funds Obligated with Mod #3: $ 31,574,667

Total Funds Obligated to Date: $ 188,208,841

Appr. Yr.: 2021 CAN: 1991073 Object Class: 25106

Change Item 3 to read as follows(amount shown is Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]				[***]
15B. CONTRACTOR/OFFEROR			15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ [***] (Signature of person authorized to sign)			9/23/2021	/s/ [***] (Signature of Contracting Officer)	2021.09.23

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED				PAGE	OF

	75A50120C00001/P00003				2	4
NAME OF OFFEROR OR CONTRACTOR
PARATEK PHARMACEUTICALS INC 1549007
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
3	the obligated amount) : CLIN 0003 SUPPLEMENTAL DEVELOPMENT TO SUPPORT EUA OR LICENSURE OF TREATMENT and/or PEP OF ANTHRAX Obligated Amount: $31,574,667.00 Award Type: Cost-plus-fixed-fee Total Estimated Cost: $[***] Fixed Fee: $[***] Completion Form Period of Performance: 09/30/2021 to [***]				31,574,667.00

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Contract No. 75A50120C00001 Modification No. 00003	Continuation Sheet Block 14	Page 3 of 4

Total Obligated Funding

Obligated Funding - Cost Reimbursement CLINs
	Cost	Fee	CPFF
CLIN 0001 (Base Award)	[***]	[***]	$21,525,559.00
CLIN 0003 (P00003)	[***]	[***]	$31,574,667.00
CLIN 0004 (P00001)	[***]	[***]	$20,435,260.00
CLIN 0005 (P00001)	[***]	[***]	$76,774,872.00
CLIN 0009 (P00002)	[***]	[***]	$43,483.00
Subtotal	[***]	[***]	$150,353,841.00

Obligated Funding - Fixed Price CLINs
FFP
CLIN 0002 (Base Award)	$37,855,000.00

Total Funded	$188,208,841.00

ARTICLE B.3. OPTIONS, is modified as follows:

Optional Cost Reimbursement CLINs
CLIN	Period of Performance	Supplies/ Services	Total Est. Cost	Fixed Fee	Total Cost Plus Fixed Fee ($)
0003 (Option)	09/30/2021 – [***]	Supplemental development to support EUA or licensure of treatment and/or PEP of anthrax	[***]	[***]	$31,574,667 (Funded)
0004 (Option)	04/01/2020 – [***]	BARDA Security Requirements	[***]	[***]	$20,435,260 (Funded)
0005 (Option)	04/01/2020 – [***]

Post-Marketing Study
Commitments/ Requirements
for the authorized commercial
indication including relabeling
of approved drug in the
ASPR[***] or VMI (this is an
option that may or may not be
exercised as required by the
FDA)

			[***]	[***]	$76,774,872 (Funded)
0009 (Option)	07/30/2021 – [***]	Emergency Distribution of Procured Antibiotics from VMI	[***]	[***]	$43,483.00 (Funded)

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Contract No. 75A50120C00001 Modification No. 00003	Continuation Sheet Block 14	Page 4 of 4

ARTICLE C.1. STATEMENT OF WORK is modified as follows:

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work set forth in SECTION J - List of Attachments, attached hereto and made a part of the contract.

ARTICLE G.2. CONTRACTING OFFICER’S REPRESENTATIVE (COR), is modified as follows:

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

[***]

Contracting Officer’s Representative

Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

[***]

The following Contracting Officer’s Representative (COR) will represent the Government as an Alternate COR for the purpose of this contract:

[***]

Contracting Officer’s Representative

Chief Antibacterials Branch

Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

[***]

Mailing Address:

200 C St.

O’Neill House Office Building (BARDA)

Washington, D.C. 20515

The alternate COR is responsible for carrying out the duties of the COR in the event that the COR can no longer perform his/her duties as assigned.

SECTION J – LIST OF ATTACHMENTS, is modified as follows:

1.Statement of Work, dated September 9, 2021, 11 pages

All other terms and conditions of this contract remain unchanged and in full force and effect.

END OF MODIFICATION P00003 to 75A50120C00001

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ATTACHMENT 1

Statement of Work
Contract# 75A50120C00001
Date: 09/09/2021

PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work.

The Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. The Government reserves the right to change the product, process, schedule, or events to add or delete part or all of these elements as the need arises.

Overall Objectives and Scope

The overall objective of this contract is to procure an antibiotic that can be used under Emergency Use Authorization (EUA) pre-approval or marketing authorization for the treatment and/or post-exposure prophylaxis treatment of pulmonary anthrax. The Contractor will develop NUZYRA® for Animal Rule licensure, with the objective of making it suitable for stockpiling and use to treat infections with B. anthracis. Once suitable regulatory authorization has been achieved or under an applicable stockpiling authority, NUZYRA® will be purchased and delivered to the [***] or these supplies will become part of a VMI program managed by Paratek. Optional objectives cover activities to help secure the NUZYRA® supply chain, activities to support the commercial sustainability of NUZYRA® with the objective to ensuring continued supply, activities intended to expand the Animal Rule licenses of NUZYRA®, and further purchases for VMI managed by Paratek. The scope of work for this contract includes preclinical, clinical, manufacturing and procurement activities that fall into the following areas: nonclinical activities; clinical activities; manufacturing activities; procurement activities and all associated regulatory, quality assurance, management, and administrative activities. The Research and Development (R&D) efforts and procurement of NUZYRA® will progress in specific stages that cover the base performance (CLINs 1 and 2) segment and six (6) option segments (CLINs 3 to 8) as specified in this contract. CLIN 9 was added immediately following the first delivery to provide funding to the contractor for distribution of USG-procured product held in VMI in the event of the small-scale anthrax outbreak. The Contractor must complete specific tasks required in each of the discrete work segments. The scope of work has been broken into the following phases which are discrete work segments:

1.	CLIN 1: LATE-STAGE DEVELOPMENT TO SUPPORT LICENSURE OF ANTIBIOTIC (ANTHRAX)
2.	CLIN 2: INITIAL PURCHASE, STORAGE AND DELIVERY OF ANTIBIOTIC AS FINAL DRUG PRODUCT (FDP)
3.	CLIN 3: SUPPLEMENTAL DEVELOPMENT TO SUPPORT EUA OR LICENSURE OF TREATMENT and/or PEP OF ANTHRAX
4.	CLIN 4: BARDA SECURITY REQUIREMENTS, ON-SHORING COMMERCIAL MANUFACTURING [***]

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5.	CLIN 5: POST-MARKETING STUDY COMMITMENTS/ REQUIREMENTS FOR COMMERCIAL CABP AND ABSSSI INDICATIONS
6.	CLIN 6: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
7.	CLIN 7: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
8.	CLIN 8: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
9.	CLIN 9: EMERGENCY DISTRIBUTION OF THE PROCURED ANTIBIOTIC
1.	CLIN 1: LATE-STAGE DEVELOPMENT TO SUPPORT LICENSURE OF ANTIBIOTIC (ANTHRAX)

The Contractor will continue to develop of NUZYRA® for the treatment of pulmonary Anthrax with the objective of obtaining approval through the FDA Animal Rule.

[***]

2.	CLIN 2: INITIAL PURCHASE, STORAGE AND DELIVERY OF ANTIBIOTIC AS FINAL DRUG PRODUCT (FDP)

The Contractor will supply 2,500 drug product treatment courses of NUZYRA® [***]

[***]

3.	CLIN 3: SUPPLEMENTAL DEVELOPMENT TO SUPPORT EUA OR LICENSURE OF TREATMENT AND/OR PEP OF ANTHRAX

[***]

4.	CLIN 4: BARDA SECURITY REQUIREMENTS, ON-SHORING MANUFACTURING, [***]

[***]

5.	CLIN 5: POST-MARKETING STUDY COMMITMENTS/ REQUIREMENTS FOR COMMERCIAL CABP AND ABSSSI INDICATIONS

[***]

6.	CLIN 6: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

The Contractor shall store and maintain under the recommended storage conditions purchased NUZYRA® drug product inventory for the US Government in a VMI or deliver such inventory to the ASPR[***] in the manner described in CLIN 2.

7.	CLIN 7: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

The Contractor shall store and maintain under the recommended storage conditions purchased NUZYRA® drug product inventory for the US Government in a VMI or deliver such inventory to the ASPR[***] in the manner described in CLIN 2.

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8.	CLIN 8: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

The Contractor shall store and maintain under the recommended storage conditions purchased NUZYRA® drug product inventory for the US Government in a VMI or deliver such inventory to the ASPR[***] in the manner described in CLIN 2.

9.	CLIN 9: EMERGENCY DISTRIBUTION OF PROCURED ANTIBIOTIC

The Contractor is to be prepared to deploy up to [***] treatment courses of drug product from existing product in VMI to the field in the United States in the event of a national emergency or an emergency situation under an appropriate regulatory mechanism (e.g., EUA, IND or sNDA), following the agreed upon procedures between Contractor, BARDA[***]

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Revised Timeline view of all active CLINs provided in the SOW (09/09/2021)

[***]

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WBS	Milestone	Deliverable	Success Criteria	Go/No-Go
CLIN 001:LATE STAGE DEVELOPMENT TO SUPPORT LICENSURE OF ANTIBIOTIC (ANTHRAX) [***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
CLIN 002:INITIAL PURCHASE of NUZYRA (VMI) Trigger: Pre-EUA FDA Comment (WBS 2.1)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
CLIN 003:SUPPLEMENTAL DEVELOPMENT FOR Treatment and/or PEP for ANTHRAX Trigger: Execution of Contract Modification P00003
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
CLIN 004:BARDA SECURITY REQUIREMENTS, ON-SHORING [***] [***]
[***] [***]	[***] [***]	[***] [***]	[***] [***]	[***] [***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
CLIN 005:POST-MARKETING STUDY COMMITMENTS/ REQUIREMENTS [***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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WBS	Milestone	Deliverable	Success Criteria	Go/No-Go

CLIN 006: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
Trigger: BARDA receipt of positive top line dose response data from non-GLP dose range-finding study for treatment of inhalation anthrax in rabbits

[***]	[***]	[***]	[***]	[***]

CLIN 007:ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
Trigger: BARDA receipt of positive top line dose response data from non-GLP dose range-finding studies for PEP and treatment of inhalation anthrax in NHPs and positive top line data from pivotal PEP and treatment efficacy studies of inhalation anthrax in rabbits

[***]	[***]	[***]	[***]	[***]
CLIN 008: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP) Trigger: Paratek receives sNDA approval for treatment of inhalational anthrax
[***]	[***]	[***]	[***]	[***]
CLIN 009:EMERGENCY DISTRIBUTION OF PROCURED ANTIBIOTIC Trigger: Emergency Request from BARDA/USG
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

108922677_14